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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 5, 2005

                               AEP INDUSTRIES INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                      0-14450                   22-1916107
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(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

 125 Phillips Avenue, South Hackensack, New Jersey                 07606
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     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (201) 641-6600


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE.

On August 5, 2005, AEP Industries Inc. issued a press release announcing that it has commenced an offer to exchange its 7.875% Senior Notes due 2013 for an equal amount of newly issued 7.875% Senior Notes due 2013, which have substantially identical terms as the original notes, except that the new notes have been registered under the Securities Act and will be freely tradable. The release is attached and being furnished as Exhibit 99.1.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

99.1 Press release dated August 5, 2005 reporting the commencement by AEP Industries Inc. of an exchange offer for its 7.875% Senior Notes.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AEP INDUSTRIES INC.
                                    -------------------
                                    (Registrant)

Date August 5, 2005
                                    By: /s/ LAWRENCE R. NOLL
                                        ----------------------------------------
                                        Lawrence R. Noll
                                        Vice President, Controller and Secretary

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER     DESCRIPTION
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99.1       Press release dated August 5, 2005 reporting the commencement by AEP
           Industries Inc. of an exchange offer for its 7.875% Senior Notes.